UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – February 18, 2011

(Date of earliest event reported)

QUESTAR CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2011, the Management Performance Committee (the “Committee”) of the Board of Directors of Questar Corporation (the “Company”) granted to each of Ronald W. Jibson, President and Chief Executive Officer, Kevin W. Hadlock, Executive Vice President and Chief Financial Officer, R. Allan Bradley, Executive Vice President, and President and CEO, Questar Pipeline, James R. Livsey, Executive Vice President and General Manager, Wexpro, and Thomas C. Jepperson, Executive Vice President, General Counsel and Corporate Secretary  Performance Shares under the Company’s Long-Term Stock Incentive Plan (LTSIP), based on the achievement of specified performance criteria and subject to the satisfaction of certain conditions summarized below. The awards provide an incentive for these executives to remain with and provide services to the Company. The awards will vest after three years of service in the first quarter of 2014 with the target number of Performance Shares for each executive subject to adjustment upward or downward based on the Company’s performance over the three-year period ending December 31, 2013 with respect to specified performance criteria relative to a specified peer group of companies.

The following table shows the target number of Performance Shares granted to each of the executives named below:

Target Number of Performance Shares
Ronald W. Jibson	38,954
Kevin W. Hadlock	8,347
R. Allan Bradley	19,477
James R. Livsey	18,086
Thomas C. Jepperson	17,014

Each of the executives will forfeit the Performance Shares if he terminates his employment with the Company prior to the vesting date for the Performance Shares, other than because of his death, termination due to his disability or retirement. Upon the executive’s retirement prior to the vesting date for the Performance Shares, the executive will receive a pro-rata amount upon the scheduled vesting date based on the Company’s performance.

The Performance Shares will be distributed half in shares of Company common stock when, and if, the awards vest, and half in cash.

For more information about the grant terms, refer to the form of Performance Share Award Agreement filed as Exhibit 99.1 to this report and incorporated herein by reference. The foregoing description of the terms and conditions of the Performance Share grants is qualified in its entirety by reference to such exhibit.

Item 9.01  Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Exhibit

     99.1

Performance Share Award Agreement issued

February 18, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

February 25, 2011

/s/Thomas C. Jepperson

Thomas C. Jepperson

Executive Vice President, General Counsel and

Corporate Secretary

List of Exhibits:

Exhibit No.

Exhibit

     99.1

Performance Share Award Agreement issued

February 18, 2011

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